UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2013
Date of Report (Date of earliest event reported)

DUMA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53313 (Commission File Number)	30-0420930 (IRS Employer Identification No.)

800 Gessner, Suite 200, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(281) 408-4880
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective on October 31, 2013, Duma Energy Corp. (the "Company") completed a shares-for-debt private placement involving the sale of an aggregate of 1,859,879 shares of the Company at a deemed subscription price of $1.93 per share, in settlement of an aggregate of $3,589,567 owed by the Company to the shares-for-debt purchaser.

The Company relied on an exemption from registration under the United States Securities Act of 1933, as amended, provided by Rule 506 of Regulation D, based on representations and warranties provided by the shares-for-debt purchaser of the shares in the subscription agreement entered into between the shares-for-debt purchaser and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUMA ENERGY CORP.
Date: October 31, 2013	/s/ Jeremy Driver Name: Jeremy Driver Title: Chief Executive Officer and a director

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